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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 27, 1999


                                COMPS.COM, Inc.
            (Exact name of registrant as specified in its charter)


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
Delaware                            000-25913                      33-0645337
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(State or other jurisdiction of     (Commission File Number)       (IRS Employer Identification
        incorporation)                                                          No.)
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
9888 Carroll Centre Road, Suite 100, San Diego,                   92126-4580
               California
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  (Address of principal executive offices)                        (Zip Code)
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      Registrant's telephone number, including area code:  (858) 578-3000
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 27, 1999, COMPS.COM, Inc., a Delaware corporation ("COMPS"), acquired 1) all of the outstanding stock of Sendero Investments, Inc., a Texas corporation ("Sendero"), 2) all of the outstanding stock of Parramore, Inc., a Texas corporation ("Parramore"), and 3) substantially all of the assets pertaining to the operations of the Commercial Brokers Network business of ARA-D/FW, Inc., a Texas corporation ("ARA-D/FW"). The acquisitions were consummated on the terms set forth in the respective Stock Purchase Agreements and Asset Purchase Agreement dated August 27, 1999. Sendero is a party to a joint venture with ARA-D/FW operating the Commercial Brokers Network, a comprehensive, internet-delivered, interactive, commercial real estate research and listings service subscribed to by members involved in the commercial real estate business in Central Texas. Parramore is in the business of publishing and selling the Flick Report, a bi-monthly Central Texas commercial real estate trade journal. As of July 31, 1999, these acquired businesses had approximately 4 full-time equivalent employees.

     Under the terms of the Stock Purchase Agreement for Sendero, COMPS paid a total of $629,748 at the closing, $223,058 of which was in cash then held by COMPS and $406,690 of which was in the form of a subordinated convertible note ("Note"). The Note bears interest at 7% per annum payable monthly, matures in August 2003, and can only be converted into common stock of COMPS if COMPS defaults under the terms of the Note. During the period in which a default under the terms of the Note has not been cured, the number of shares of COMPS common stock issuable upon such a conversion shall equal (i) the outstanding balance of the principal and accrued interest of the Note at the time of conversion, divided by (ii) the average of the closing prices of a share of COMPS common stock on the Nasdaq National Market for thirty consecutive trading days ending on the trading day immediately preceding the day of the default event.

     Under the terms of the Stock Purchase Agreement for Parramore, COMPS paid a total of $980,560 at the closing, $347,316 of which was in cash then held by COMPS and $633,244 of which was in the form of a subordinated convertible note ("Note"). The Note bears interest at 7% per annum payable monthly, matures in August 2003, and can only be converted into common stock of COMPS if COMPS defaults under the terms of the Note. During the period in which a default under the terms of the Note has not been cured, the number of shares of COMPS common stock issuable upon such a conversion shall equal (i) the outstanding balance of the principal and accrued interest of the Note at the time of conversion, divided by (ii) the average of the closing prices of a share of COMPS common stock on the Nasdaq National Market for thirty consecutive trading days ending on the trading day immediately preceding the day of the default event.

     Under the terms of the Asset Purchase Agreement for ARA-D/FW, COMPS paid a total of $889,692 (plus the assumption of certain liabilities not to exceed $100,000) at the closing, $272,626 of which was in cash then held by COMPS and $617,066 of which was in the form of two subordinated convertible notes ("Notes") in the amounts of $497,066 and $120,000. The Note in the amount of $497,066 bears interest at 8% per annum payable monthly, requires semi-annual installments of principal of $62,133, and matures in August 2003. The Note in the amount

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of $120,000 bears interest at 8% per annum and is due in two equal payments of principal plus accrued interest in February 2000 and August 2000. The Notes can only be converted into common stock of COMPS if COMPS defaults under the terms of the Notes. During the period in which a default under the terms of the Notes has not been cured, the number of shares of COMPS common stock issuable upon such a conversion shall equal (i) the outstanding balance of the principal and accrued interest of the Notes at the time of conversion, divided by (ii) the average of the closing prices of a share of COMPS common stock on the Nasdaq National Market for thirty consecutive trading days ending on the trading day immediately preceding the day of the default event.

     The description of the transactions contained herein is qualified in its entirety by reference to the Stock Purchase Agreements and the Asset Purchase Agreement, filed with this Current Report, and the Press Release issued by COMPS, dated September 1, 1999, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Sendero, Parramore, and ARA-D/FW.

          The Financial Information of Sendero, Parramore, and ARA-D/FW required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Statements.

          The Pro Forma Financial Information required to be filed pursuant to
     Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits.

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
     2.1* Stock Purchase Agreement by and among COMPS.COM, Inc., Sendero Investments, Inc. and Elliott P. Flick dated August 27, 1999
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     2.2*      Stock Purchase Agreement by and among COMPS.COM, Inc., Parramore,
               Inc. and Elliott P. Flick dated August 27, 1999
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     2.3*      Asset Purchase Agreement by and among COMPS.COM, Inc., ARA-D/FW,
               Inc. and American Realty, Inc. dated August 27, 1999
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     99.1      Press Release dated September 1, 1999
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     *The schedules and exhibits referenced in the Stock Purchase Agreements and Asset Purchase Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMPS.COM, Inc.
                                   (Registrant)

     Date: September 13, 1999     /s/ Karen Goodrum
                                  -----------------
                                  (Karen Goodrum)
                                  Vice President, Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

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